INDEX ADVANTAGE INCOME ADV® ANNUITY
Issued by
ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA AND ALLIANZ LIFE VARIABLE ACCOUNT B
Income Benefit Supplement dated October 13, 2026
to the
Prospectus and Initial Summary Prospectus dated September 25, 2026
This Income Benefit Supplement (this Supplement) should be read and retained with the prospectus for the Index Advantage Income ADV® Contract. If you would like another copy of the current prospectus or the current Income Benefit Supplement, please call us at (800) 624-0197 or visit our website at www.allianzlife.com/RILAincomeadvrates.
Current terms for the income benefits and Income Multiplier Benefit effective for applications signed from October 13, 2026 to November 2, 2026.
When purchasing this Contract, you must select an available income benefit rider. Currently, the only income benefit riders available are the Income Benefit or the Legacy+TM Income Benefit. The terms for the income benefits (Income Payment waiting period, Income Percentages, Income Percentage Increases and for the Legacy+TM Income Benefit only, the Legacy Value Percentage) and the Income Multiplier Benefit (income multiplier factor and income multiplier benefit wait period) may be different from those listed below for applications signed on or after November 3, 2026. Terms for the income benefits and Income Multiplier Benefit reflected in this Supplement shall remain in effect and will not be superseded until after November 2, 2026. Any revised terms on or after November 3, 2026 will be reflected in an updated Income Benefit Supplement. We will publish any changes to these terms for subsequent periods at least seven calendar days before they take effect on our website and on EDGAR at www.sec.gov under File Number 333-264349. Please work with your Financial Professional or visit www.allianzlife.com/RILAincomeadvrates to confirm the most current terms.
Income Payment waiting period	1 Index Year
Legacy Value Percentage for the Legacy+TM Income Benefit only	50%
Income multiplier factor	2
Income multiplier benefit wait period	5 Contract Years

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Benefit Income Percentages				Legacy+TM Income Benefit Income Percentages				Income Percentage Increases
	Level Income		Dynamic Income		Level Income		Dynamic Income
	Single	Joint	Single	Joint	Single	Joint	Single	Joint
0-50	5.60%	5.10%	4.10%	3.60%	5.10%	4.60%	3.60%	3.10%	0.25%
51	5.70%	5.20%	4.20%	3.70%	5.20%	4.70%	3.70%	3.20%	0.25%
52	5.80%	5.30%	4.30%	3.80%	5.30%	4.80%	3.80%	3.30%	0.25%
53	5.90%	5.40%	4.40%	3.90%	5.40%	4.90%	3.90%	3.40%	0.25%
54	6.00%	5.50%	4.50%	4.00%	5.50%	5.00%	4.00%	3.50%	0.25%
55	6.10%	5.60%	4.60%	4.10%	5.60%	5.10%	4.10%	3.60%	0.30%
56	6.20%	5.70%	4.70%	4.20%	5.70%	5.20%	4.20%	3.70%	0.30%
57	6.30%	5.80%	4.80%	4.30%	5.80%	5.30%	4.30%	3.80%	0.30%
58	6.40%	5.90%	4.90%	4.40%	5.90%	5.40%	4.40%	3.90%	0.30%
59	6.50%	6.00%	5.00%	4.50%	6.00%	5.50%	4.50%	4.00%	0.30%
60	6.60%	6.10%	5.10%	4.60%	6.10%	5.60%	4.60%	4.10%	0.35%
61	6.70%	6.20%	5.20%	4.70%	6.20%	5.70%	4.70%	4.20%	0.35%
62	6.80%	6.30%	5.30%	4.80%	6.30%	5.80%	4.80%	4.30%	0.35%
63	6.90%	6.40%	5.40%	4.90%	6.40%	5.90%	4.90%	4.40%	0.35%
64	7.00%	6.50%	5.50%	5.00%	6.50%	6.00%	5.00%	4.50%	0.35%
65	7.10%	6.60%	5.60%	5.10%	6.60%	6.10%	5.10%	4.60%	0.40%
66	7.20%	6.70%	5.70%	5.20%	6.70%	6.20%	5.20%	4.70%	0.40%
67	7.30%	6.80%	5.80%	5.30%	6.80%	6.30%	5.30%	4.80%	0.40%

IAINCADV1026 (IAI-003-ADV, IAI-003-ADV-ISP)

Eligible Person’s Age (or younger Eligible Person’s age for joint Income Payments)	Income Benefit Income Percentages				Legacy+TM Income Benefit Income Percentages				Income Percentage Increases
	Level Income		Dynamic Income		Level Income		Dynamic Income
	Single	Joint	Single	Joint	Single	Joint	Single	Joint
68	7.40%	6.90%	5.90%	5.40%	6.90%	6.40%	5.40%	4.90%	0.40%
69	7.50%	7.00%	6.00%	5.50%	7.00%	6.50%	5.50%	5.00%	0.40%
70	7.60%	7.10%	6.10%	5.60%	7.10%	6.60%	5.60%	5.10%	0.45%
71	7.70%	7.20%	6.20%	5.70%	7.20%	6.70%	5.70%	5.20%	0.45%
72	7.80%	7.30%	6.30%	5.80%	7.30%	6.80%	5.80%	5.30%	0.45%
73	7.90%	7.40%	6.40%	5.90%	7.40%	6.90%	5.90%	5.40%	0.45%
74	8.00%	7.50%	6.50%	6.00%	7.50%	7.00%	6.00%	5.50%	0.45%
75	8.10%	7.60%	6.60%	6.10%	7.60%	7.10%	6.10%	5.60%	0.50%
76	8.20%	7.70%	6.70%	6.20%	7.70%	7.20%	6.20%	5.70%	0.50%
77	8.30%	7.80%	6.80%	6.30%	7.80%	7.30%	6.30%	5.80%	0.50%
78	8.40%	7.90%	6.90%	6.40%	7.90%	7.40%	6.40%	5.90%	0.50%
79	8.50%	8.00%	7.00%	6.50%	8.00%	7.50%	6.50%	6.00%	0.50%
80+	8.60%	8.10%	7.10%	6.60%	8.10%	7.60%	6.60%	6.10%	0.55%
On the Index Effective Date, we establish an initial Income Percentage for each Eligible Person’s current age, or the younger Eligible Person’s current age for joint payments. If you make additional Purchase Payments after the Index Effective Date, we use the Eligible Person’s current age on the next Index Anniversary after we receive the additional Purchase Payments to determine the Income Percentages for those payments. We establish an Income Percentage Increase for each Eligible Person based on their current age on the Index Effective Date. For joint Income Payments, we use the age of the younger Eligible Person. There are restrictions on which Eligible Person can become a Covered Person if you select single Income Payments, and joint Income Payments may not be available if the age difference between spouses is too great, as stated in the prospectus (see Section 2, Eligible Person(s) and Covered Person(s)).
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To receive the terms for the income benefits and Income Multiplier Benefit reflected in this Supplement: Your application must be signed within the time period stated above and we must also receive the initial Purchase Payment within 60 calendar days after the end of this time period. However, if these criteria are not met, but the terms for the income benefits and Income Multiplier Benefit of the next-effective Supplement do not change, then you shall be subject to the terms of that next-effective Income Benefit Supplement, and we will extend the period for receiving the initial Purchase Payment to 60 days after the end of the time period of that Supplement. If these conditions are not met, you will receive the terms that are in effect on your Issue Date. Under certain circumstances we may extend these time periods in a nondiscriminatory manner.
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We cannot change the terms for the income benefits or Income Multiplier Benefit for your Contract once they are established. If the terms you receive are unacceptable, you can cancel your Contract during the right to examine period.
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The income benefits provide no payment before the first Index Anniversary and until the Index Anniversary that the younger Eligible Person reaches age 50.
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Income Percentage Increases are not available until the Eligible Person(s) reaches age 45.
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The Income Multiplier Benefit is not available before the fifth Contract Anniversary.
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If you begin Income Payments before age 59½, the payments will generally be subject to a 10% additional federal tax.

IAINCADV1026 (IAI-003-ADV, IAI-003-ADV-ISP)